UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    07/02/02
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

 WASHINGTON                    1-6563                      91-0742146
(State or other              (Commission                  (IRS Employer
jurisdiction of             File Number)                 Identification No.)
incorporation)

              SAFECO Plaza, Seattle, Washington                      98185
          (Address of principal executive officers)               (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Item 5. Other Events

SAFECO Announces Key Finance Appointments
SEATTLE - (July 2, 2002) - Chris Mead, chief financial officer of SAFECO (NASDAQ: SAFC) today announced another addition to her leadership team by appointing a new corporate controller.

This is the latest in a series of key positions Mead has filled since joining SAFECO earlier this year.

"We've assembled an experienced team of financial executives to broaden our analytical and planning capabilities," Mead said. "The team is focused on making the Finance organization a strategic partner deeply involved in all of SAFECO's business decisions."

New members of the Finance team include:

o Richard Levy, SAFECO vice president and corporate controller. Levy joins SAFECO from Washington Mutual, where he served as corporate controller from 1998 to 2001 and, most recently, chief financial officer for the company's Specialty Finance Business Unit. Between 1995 and 1998, Levy was chief financial officer at Community Trust Bancorp of Kentucky. He also held a number of executive positions at Bank of America between 1988 and 1995, and was an Ernst & Young auditor from 1980 to 1988. Levy is a graduate of the University of California at Santa Barbara. He replaces Paul Lowber, SAFECO's controller for the past five years, who will remain with the company through the end of August to assist in the transition.

o Ajay Kaul, who was named in May to the newly created position of vice president of financial planning. A veteran insurance industry executive, Kaul has held key planning positions with UniversalCover.com in New York; ACE Limited in London; American International Group, both in New York and London; and Khyber International of Copenhagen. Kaul earned his undergraduate degree at Bombay University, India. He completed his master's of business administration at the University of Scranton in Pennsylvania.

o Terri Williams, who was named in March to the newly created position of vice president of risk management and chief actuary. Most recently, Williams was responsible for personal lines product management at Travelers Property Casualty. She also served as chief actuary at Travelers. In addition, Williams held key actuarial and investment strategy positions at Aetna Life and Casualty. Williams is a fellow of the Casualty Actuarial Society and a member of the American Academy of Actuaries. She is a graduate of Southwestern College in Kansas.

In addition, SAFECO recently appointed the following individuals to serve in the newly created role of senior financial officer for the company's business units, reporting both to Mead and to the business unit presidents:

o Michael Campbell, senior financial officer for SAFECO Business Insurance. Campbell has worked in SAFECO business insurance operations since 1993.

o        Leslie Rice, senior financial officer for SAFECO Life & Investments.
         Rice joined SAFECO in 1999 as controller for Life & Investments. Prior to that, she held senior positions at PEMCO Financial Services and was a public accountant with Coopers & Lybrand.

o        Greg Tacchetti, senior financial officer for SAFECO Personal Insurance.
         Tacchetti joined SAFECO from GEICO late last year as an assistant vice president for underwriting.

SAFECO, in business since 1923, is a Fortune 500 company based in Seattle that sells insurance and related financial products through more than 17,000 independent agents and financial advisors.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SAFECO CORPORATION
Dated: July 5, 2002                            By: /s/ Christine B. Mead
                                              --------------------------
                                               Senior Vice President,
                                               Chief Financial Officer, and
                                               Secretary